UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2021

Date of reporting period:	August 1, 2020 — January 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

# Putnam Strategic Intermediate Municipal Fund*

**Semiannual report**
**1 | 31 | 21**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PPNAX

Putnam
Strategic Intermediate
Municipal Fund

Semiannual report
1 | 31 | 21

Message from the Trustees

March 10, 2021

Dear Fellow Shareholder:

The continuing hardships of the global Covid-19 pandemic remain a concern for the economy, but we have optimism for the year ahead. Infection rates have declined in early 2021. In the United States, fiscal stimulus enacted in December is reaching people and President Biden is urging Congress to provide even more support. Worldwide, more than 140 million vaccinations are just the beginning of a massive effort to counter the pandemic.

While many challenges remain, the economy is rebounding, the stock market has reached new highs, and interest rates remain low. Conditions appear to be in place for rising employment rates and increasing business activity later in the year. Businesses and policy makers need to steer a careful course, but we believe it is reasonable to anticipate improvement.

Putnam continues to employ active strategies that seek superior investment performance for you and your fellow shareholders. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See page 3 and pages 9–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before August 28, 2020 the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

* The Bloomberg Barclays Municipal Bond - Bloomberg Barclays 3-15 Year Blend Municipal Bond Linked Benchmark represents performance of the Bloomberg Barclays Municipal Bond Index from inception date of the fund, September 9, 1985, through August 27, 2020 and performance of the Bloomberg Barclays 3-15 Year Municipal Bond Index from August 28, 2020, and thereafter.

Source: Bloomberg Index Services Limited.

† Source: Lipper, a Refinitiv company.

‡ Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares. The fund’s primary benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, was introduced on 1/31/90, which post-dates the inception of the fund.

** Returns for the six-month period are not annualized, but cumulative.

2 Strategic Intermediate Municipal Fund

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/21. See page 2 and pages 9–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

*Source: Bloomberg Index Services Limited.

Strategic Intermediate Municipal Fund 3

Garrett, how did municipal bonds perform during the six-month period ended January 31, 2021?

Against a backdrop of stabilizing U.S. fundamentals and positive supply/demand technicals, intermediate-term municipal bonds notched steady gains. The Bloomberg Barclays 3-15 Year Blend Municipal Bond Index [the primary benchmark] rose 1.69%, outperforming U.S. Treasurys and the broader U.S. fixed-income markets.

The Federal Reserve’s September 2020 announcement that it expected to hold short-term interest rates near zero until the end of 2023 also fueled interest. With yields on certificates of deposits and U.S. Treasurys near zero, investors sought out other alternatives. Although municipal bond yields were lower as well, their after-tax income advantage remained compelling. In other cases, investors perceived tax-free bonds as an attractive alternative to the volatile equity market. We also believe the prospect for higher taxes for both corporations as well as higher-income individuals played a role in creating demand for municipal bonds. These factors contributed to a strong demand environment that helped push bond prices

4 Strategic Intermediate Municipal Fund

Allocations are shown as a percentage of the fund’s net assets as of 1/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/21. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Strategic Intermediate Municipal Fund 5

higher. The supply of new municipal bonds issued after the November U.S. elections fell below last year’s totals, amplifying the strong technical backdrop.

While the arc of performance was positive for the period, there were downward shifts in risk sentiment, particularly in October 2020. This was due to uncertainties around the U.S. presidential election, delays in further stimulus, and spikes in Covid-19 cases. Sentiment rebounded in November, with election results that were less extreme than feared and the announcement by Pfizer/BioNTech and Moderna regarding the high efficacy of their vaccines. However, in the final weeks of 2020, a resurgence in cases of Covid-19 and renewed measures to contain the spread threatened the pace of economic improvement. Just before the end of 2020, Congress passed a $900 billion stimulus bill. However, aid to state and local governments did not make it into the relief bill. Then-President-elect Biden stated that he would pursue additional state and local funding in 2021.

In its final policy meeting of 2020, the Fed remained committed to its massive bond-buying program. It also revised its outlook for economic growth up to 4.2% and its outlook for the unemployment rate down to 5% for 2021. This helped to rally municipal bond sentiment in January 2021, as did the U.S. Senate runoff election in Georgia and its implications for the balance of power in the U.S. Senate. As the period came to a close, investors were in an upbeat mood, with the Biden administration’s plans to work with Congress to boost the Covid-19 vaccine rollout and add further fiscal stimulus to foster economic growth.

Intermediate-term municipal bonds underperformed long-term municipal bonds and substantially outperformed their short-term cohorts for the period. Lower-rated municipal bonds outperformed higher-rated municipal bonds.

How did the fund perform during the reporting period?

For the six months ended January 31, 2021, the fund outperformed the municipal benchmark and the average return of its Lipper peer group, Intermediate Municipal Debt Funds.

What strategies or holdings influenced the fund’s performance during the period?

With regard to credit positioning, we focused on lower-rated investment-grade bonds and select high-yield bonds. We believe the lower tiers of the investment-grade market and parts of the high-yield universe represent some of the best income and return opportunities. However, we’re exercising caution given the ongoing economic uncertainty. From a sector-or industry-positioning perspective, we favored long-term care, private higher education, and hospitals as well as other revenue sectors relative to the fund’s Lipper peer group.

Duration positioning, a measure of the fund’s interest-rate sensitivity, was generally neutral relative to the level of its Lipper peer group at period-end. The fund’s yield-curve positioning was defined by an overweight in bonds with maturities of 5 to 20 years. As part of this strategy, the fund held an underweight exposure to both short and long maturity holdings compared with the Lipper peer group.

The fund held an overweight exposure to revenue bonds versus general obligation bonds. As part of our strategy for state debt, we held an overweight exposure to Illinois relative to the Lipper peer group. We believe Illinois’ financial flexibility and credit fundamentals were not completely reflected by market spreads.

6 Strategic Intermediate Municipal Fund

The fund remained underweight in its exposure to Puerto Rico municipal debt compared with its Lipper peer group. We remain cautious on Puerto Rico due to its seemingly fragile economy, weak demographic trends, poor-quality infrastructure, volatile political environment, and history of fiscal mismanagement. We continue to monitor the Commonwealth’s ongoing restructuring efforts for potential opportunities.

What is your outlook as 2021 begins?

We expect the Fed to hold short-term interest rates near zero while maintaining a bias toward more easing through non-traditional channels. With the November 2020 elections behind us, we believe that prospects for further fiscal stimulus with aid for state and local governments have increased.

Municipal bonds demonstrated resilience in 2020, faring better than many analysts anticipated. Credit spreads, while still wider than the pre-pandemic levels, significantly narrowed from the extreme levels that occurred during the historic sell-off in March 2020. While we are seeing credit fundamentals in some sectors that are weaker than they were pre-Covid-19, we still believe that defaults will stay within long-term ranges. We believe the strength of the economic recovery and the pace of normalization will shape the performance of the municipal market in the months ahead.

In our view, the municipal bond market is poised for continued recovery, with the greatest opportunities in the lower parts of the investment-grade universe as well as the high-yield sectors. At a time when interest rates on the highest-rated municipal bonds have fallen to near-historic lows and credit spreads are above long-term averages, we believe that the fund’s focus on credit within an intermediate strategy represents an attractive opportunity for investors. As always, we will continue to balance the pursuit of tax-free income with prudent risk management as we search for the most attractive opportunities in the tax-exempt bond market.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Strategic Intermediate Municipal Fund 7

Thank you, Garrett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

Effective August 28, 2020, the fund was renamed Putnam Strategic Intermediate Municipal Fund. In connection with that name change, the fund’s investment goal is now to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. For more information, see your fund’s prospectus.

8 Strategic Intermediate Municipal Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Before August 28, 2020 the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	5.67%	59.19%	4.76%	19.72%	3.67%	15.67%	4.97%	3.43%	2.87%
After sales charge	5.55	52.82	4.33	14.93	2.82	11.04	3.55	–0.70	–1.24
Class B (9/9/85)
Before CDSC	5.67	51.43	4.24	16.04	3.02	13.59	4.34	2.74	2.56
After CDSC	5.67	51.43	4.24	14.07	2.67	10.59	3.41	–2.20	–2.41
Class C (7/26/99)
Before CDSC	5.59	47.37	3.95	15.24	2.88	13.08	4.18	2.66	2.48
After CDSC	5.59	47.37	3.95	15.24	2.88	13.08	4.18	1.67	1.49
Class R6 (5/22/18)
Net asset value	5.57	62.98	5.01	21.18	3.92	16.53	5.23	3.69	3.00
Class Y (1/2/08)
Net asset value	5.57	62.99	5.01	21.19	3.92	16.54	5.23	3.68	3.00

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class A, C, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Strategic Intermediate Municipal Fund 9

Comparative index returns For periods ended 1/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
3–15 Year Blend
Municipal Bond	—	51.15%	4.22%	18.39%	3.43%	15.69%	4.98%	3.86%	1.69%
Index*
Bloomberg Barclays
Municipal Bond —
Bloomberg Barclays
3–15 Year Blend	6.34%	58.71	4.73	19.98	3.71	16.22	5.14	3.59	1.60
Municipal Bond
Linked Benchmark†
Lipper Intermediate
Municipal Debt Funds	5.42	44.63	3.73	15.53	2.92	13.61	4.34	3.37	2.37
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s primary benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, was introduced on 1/31/90, which post-dates the inception of the fund.

† The Bloomberg Barclays Municipal Bond - Bloomberg Barclays 3-15 Year Blend Municipal Bond Linked Benchmark represents performance of the Bloomberg Barclays Municipal Bond Index from inception date of the fund, September 9, 1985, through August 27, 2020 and performance of the Bloomberg Barclays 3-15 Year Municipal Bond Index from August 28, 2020, and thereafter.

Source: Bloomberg Index Services Limited.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/21, there were 215, 209, 182, 160, 120, and 9 funds, respectively, in this Lipper category.

10 Strategic Intermediate Municipal Fund

Fund price and distribution information For the six month period ended 1/31/21

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	6		6	6	6	6
Income[1]	$0.143608		$0.098059	$0.087311	$0.163774	$0.162873
Capital gains[2]
Long-term gains	0.279500		0.279500	0.279500	0.279500	0.279500
Short-term gains	0.099700		0.099700	0.099700	0.099700	0.099700
Total	$0.522808		$0.477259	$0.466511	$0.542974	$0.542073
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
7/31/20	$15.33	$15.97	$15.35	$15.38	$15.35	$15.35
1/31/21	15.24	15.88	15.26	15.29	15.26	15.26
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	1.46%	1.40%	0.86%	0.71%	1.72%	1.71%
Taxable equivalent[4]	2.47	2.36	1.45	1.20	2.91	2.89
Current 30-day
SEC yield[5]	N/A	0.47	–0.10	–0.24	0.75	0.74
Taxable equivalent[4]	N/A	0.79	N/A	N/A	1.27	1.25

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2021. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Strategic Intermediate Municipal Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	5.66%	55.60%	4.52%	19.64%	3.65%	13.30%	4.25%	4.25%	4.01%
After sales charge	5.53	49.37	4.09	14.86	2.81	8.77	2.84	0.08	–0.15
Class B (9/9/85)
Before CDSC	5.66	48.12	4.01	16.04	3.02	11.20	3.60	3.61	3.69
After CDSC	5.66	48.12	4.01	14.07	2.67	8.22	2.67	–1.37	–1.31
Class C (7/26/99)
Before CDSC	5.57	44.15	3.72	15.17	2.86	10.77	3.47	3.52	3.61
After CDSC	5.57	44.15	3.72	15.17	2.86	10.77	3.47	2.53	2.61
Class R6 (5/22/18)
Net asset value	5.55	59.41	4.77	21.09	3.90	14.15	4.51	4.57	4.14
Class Y (1/2/08)
Net asset value	5.55	59.43	4.77	21.10	3.90	14.16	4.51	4.56	4.21

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 7/31/20*	0.84%‡	1.44%	1.59%	0.58%	0.59%
Annualized expense ratio for the six-month
period ended 1/31/21†	0.91%	1.51%	1.66%	0.65%	0.66%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Includes one-time annualized proxy costs of 0.06%.

‡ Distribution and service fees have been restated to reflect current fees.

12 Strategic Intermediate Municipal Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/20 to 1/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.65	$7.71	$8.47	$3.33	$3.38
Ending value (after expenses)	$1,028.70	$1,025.60	$1,024.80	$1,030.00	$1,030.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/21, use the following calculation method. To find the value of your investment on 8/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.63	$7.68	$8.44	$3.31	$3.36
Ending value (after expenses)	$1,020.62	$1,017.59	$1,016.84	$1,021.93	$1,021.88

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Strategic Intermediate Municipal Fund 13

Consider these risks before investing

Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Interest the fund receives might be taxable. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. You can lose money by investing in the fund.

14 Strategic Intermediate Municipal Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 and 17 years in maturity.

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a

Strategic Intermediate Municipal Fund 15

fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

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Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2021, Putnam employees had approximately $541,000,000 and the Trustees had approximately $76,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Strategic Intermediate Municipal Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Strategic Intermediate Municipal Fund 17

The fund’s portfolio 1/31/21 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	U.S. Govt. Coll. U.S. Government Collateralized
AGM Assured Guaranty Municipal Corporation	VRDN Variable Rate Demand Notes, which are floating-
AMBAC AMBAC Indemnity Corporation	rate securities with long-term maturities that carry
FHLMC Coll. Federal Home Loan Mortgage	coupons that reset and are payable upon demand
Corporation Collateralized	either daily, weekly or monthly. The rate shown is the
G.O. Bonds General Obligation Bonds	current interest rate at the close of the reporting
NATL National Public Finance Guarantee Corporation	period. Rates are set by remarketing agents and may
PSFG Permanent School Fund Guaranteed	take into consideration market supply and demand,
Q-SBLF Qualified School Board Loan Fund	credit quality and the current SIFMA Municipal Swap
Index rate, which was 0.04% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (96.8%)*	Rating**	Principal amount	Value
Alabama (0.5%)
Jefferson, Cnty. Rev. Bonds, (Refunding warrants)
5.00%, 9/15/34	AA	$1,075,000	$1,314,865
5.00%, 9/15/33	AA	125,000	153,205
			1,468,070
Alaska (1.3%)
AK State Indl. Dev. & Export Auth. Rev. Bonds,
(Tanana Chiefs Conference), Ser. A
4.00%, 10/1/39	A+/F	2,445,000	2,851,506
4.00%, 10/1/38	A+/F	555,000	648,690
			3,500,196
Arizona (3.4%)
AZ State Indl. Dev. Auth. Rev. Bonds, (Equitable
School Revolving Fund), Ser. A
5.00%, 11/1/38	A	1,110,000	1,383,726
5.00%, 11/1/36	A	1,235,000	1,547,196
5.00%, 11/1/34	A	1,000,000	1,260,890
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds,
(Royal Oaks Life Care Cmnty.)
4.00%, 5/15/31	BBB–/F	1,000,000	1,071,700
4.00%, 5/15/29	BBB–/F	1,000,000	1,077,680
Salt River Project Agricultural Impt. & Pwr. Dist. Rev.
Bonds, 5.00%, 1/1/27 ###	Aa1	1,200,000	1,487,064
Salt Verde, Fin. Corp. Gas Rev. Bonds,
5.50%, 12/1/29	A3	1,000,000	1,341,650
			9,169,906
California (10.8%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), 6.125%, 7/1/41	A–/F	500,000	507,975
CA Pub. Fin. Auth. VRDN, (Sharp Hlth. Care Oblig.
Group), Ser. C, 0.01%, 8/1/52	VMIG 1	7,590,000	7,590,000
CA State G.O. Bonds, Ser. B1, 0.01%, 5/1/34	VMIG 1	3,000,000	3,000,000
CA State Enterprise Dev. Auth. Student Hsg.
Rev. Bonds, (Provident Group-SDSU Properties,
LLC), Ser. A
5.00%, 8/1/30	Baa3	100,000	128,728
5.00%, 8/1/28	Baa3	150,000	187,580

18 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (6/1/26), (Museum
Associates), 0.74%, 12/1/50	A3	$1,000,000	$1,000,420
CA State Infrastructure & Econ. Dev. Bank 144A
Mandatory Put Bonds (7/1/21), (DesertXpress
Enterprises, LLC), 0.45%, 1/1/50	VMIG 1	5,000,000	5,001,450
CA State Muni. Fin. Auth. Rev. Bonds, (HumanGood
Oblig. Group), Ser. A, 4.00%, 10/1/32	A–/F	1,000,000	1,134,080
CA State Tobacco Securitization Agcy. Rev. Bonds,
(Merced Cnty. Tobacco Funding Corp.)
5.00%, 6/1/31	A–	335,000	460,739
5.00%, 6/1/28	A	100,000	130,967
CA State, Pub. Wks. Board Rev. Bonds, Ser. A,
5.00%, 2/1/30 ###	Aa3	1,000,000	1,306,980
Chula Vista, Muni. Fin. Auth. Special Tax Bonds,
5.50%, 9/1/30	AA–	775,000	869,302
Port of Oakland Rev. Bonds
5.00%, 11/1/29 ###	A2	1,125,000	1,480,264
5.00%, 5/1/29 ###	A2	1,000,000	1,307,390
5.00%, 5/1/28 ###	A2	750,000	961,110
1.081%, 5/1/24	A1	750,000	761,790
Sierra View, Local Hlth. Care Dist. Rev. Bonds
5.00%, 7/1/30	A/F	620,000	786,718
5.00%, 7/1/27	A/F	625,000	763,469
4.00%, 7/1/26	A/F	300,000	344,514
4.00%, 7/1/25	A/F	290,000	327,248
4.00%, 7/1/24	A/F	235,000	259,395
4.00%, 7/1/23	A/F	260,000	279,932
4.00%, 7/1/22	A/F	230,000	240,226
4.00%, 7/1/21	A2	225,000	228,101
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist. No.
98-1 Chapman Heights), 5.375%, 9/1/30	A	375,000	384,780
			29,443,158
Colorado (1.7%)
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds,
(CommonSpirit Health Oblig. Group)
Ser. A-1, 4.00%, 8/1/37 T	Baa1	150,000	173,869
Ser. A-1, 4.00%, 8/1/38 T	Baa1	225,000	260,372
Ser. A-1, 4.00%, 8/1/39 T	Baa1	225,000	259,881
Ser. A-1, 4.00%, 8/1/44 T	Baa1	750,000	863,833
Ser. A-2, 4.00%, 8/1/49 T	Baa1	1,500,000	1,710,655
Vauxmont, Metro. Dist. G.O. Bonds, AGM
5.00%, 12/1/34	AA	285,000	365,507
5.00%, 12/1/32	AA	250,000	322,743
5.00%, 12/15/30	AA	125,000	145,965
5.00%, 12/15/29	AA	125,000	146,316
5.00%, 12/15/27	AA	125,000	147,440
5.00%, 12/15/25	AA	125,000	148,610
5.00%, 12/1/25	AA	175,000	209,396
			4,754,587

Strategic Intermediate Municipal Fund 19

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
Connecticut (1.4%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Masonicare Issue), Ser. F
5.00%, 7/1/34	BBB+/F	$1,250,000	$1,409,301
5.00%, 7/1/33	BBB+/F	250,000	282,810
CT State Hsg. Fin. Auth. Mtge. Program Rev. Bonds
Ser. B-1, 4.10%, 11/15/39 T	Aaa	565,000	607,399
Ser. B-1, 4.15%, 11/15/44 T	Aaa	1,355,000	1,454,692
			3,754,202
District of Columbia (2.3%)
DC Rev. Bonds
(KIPP DC), Ser. A, 5.00%, 7/1/48	BBB+	1,250,000	1,471,763
(Latin American Montessori Bilingual Pub. Charter
School Oblig. Group), 4.00%, 6/1/30	BB+	1,000,000	1,124,900
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds, (Dulles Metrorail), 5.00%, 10/1/53	A–	2,000,000	2,080,840
Metro. Washington DC, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds, (Dulles Metrorail & Cap. Impt. Proj.)
4.00%, 10/1/53 T	A–	660,000	747,049
Ser. B, 4.00%, 10/1/44 T	A–	665,000	750,714
			6,175,266
Florida (5.6%)
Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A-1, 4.25%, 5/1/34	A	360,000	380,434
FL State Board of Administration Fin. Corp. Rev.
Bonds, Ser. A, 1.258%, 7/1/25	AA	4,000,000	4,115,600
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	1,375,000	1,601,600
Lakeland, Hosp. Syst. Rev. Bonds, (Lakeland Regl.
Hlth.), 5.00%, 11/15/45	A2	2,000,000	2,265,240
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A–/F	1,000,000	1,104,670
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds,
(Republic Drive/Universal), 5.00%, 4/1/23	A+/F	1,630,000	1,703,839
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds, (Acts
Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A–/F	2,000,000	2,384,080
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	240,000	266,952
Village, 144A Special Assmt., (Village Cmnty. Dev.
Dist. No. 13), 1.875%, 5/1/25	BB–/P	700,000	711,319
Volusia Cnty., Edl. Fac. Auth. Rev. Bonds, (Embry-
Riddle Aeronautical University, Inc.), Ser. A,
4.00%, 10/15/38	A3	750,000	871,155
			15,404,889
Georgia (2.4%)
Burke Cnty., Dev. Auth. Poll. Control Mandatory
Put Bonds (2/3/25), (Oglethorpe Pwr. Corp.),
1.50%, 1/1/40	Baa1	1,600,000	1,648,224
Cobb Cnty., Kennestone Hosp. Auth. Rev. Bonds,
(WellStar Hlth. Syst. Oblig. Group), 4.00%, 4/1/32	A2	225,000	274,631
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy), 5.00%, 3/1/37	BB/F	200,000	199,950

20 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
Georgia cont.
Main Street Natural Gas, Inc. Gas Supply Mandatory
Put Bonds (9/1/23), Ser. B, 0.846%, 4/1/48	Aa2	$2,200,000	$2,204,620
Muni. Election Auth. of GA Rev. Bonds, (Plant Vogtle
Units 3 & 4), Ser. A
5.50%, 7/1/60	A	1,500,000	1,747,950
5.00%, 1/1/56	A2	500,000	604,605
			6,679,980
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM,
5.00%, 10/1/30	AA	200,000	214,490
			214,490
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds, (Kahala
Nui), 5.25%, 11/15/37	A/F	250,000	266,880
			266,880
Illinois (12.3%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	1,600,000	1,949,280
Ser. B-2, 5.50%, 1/1/37	BBB+	1,000,000	1,129,900
Ser. A, 5.00%, 1/1/30	BBB+	1,300,000	1,644,877
Chicago, Motor Fuel Tax Rev. Bonds, AGM,
5.00%, 1/1/31	AA	500,000	546,835
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	500,000	550,475
Ser. C, 5.00%, 1/1/39	A	750,000	862,320
(2nd Lien), 5.00%, 1/1/39	A	565,000	624,941
Ser. C, 5.00%, 1/1/34	A	400,000	463,236
Ser. C, 5.00%, 1/1/33	A	405,000	469,707
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/39	A	675,000	761,528
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	600,000	682,260
5.00%, 1/1/41	Baa3	340,000	380,916
5.00%, 11/1/34	Baa3	1,650,000	1,904,826
Ser. C, 5.00%, 11/1/29	Baa3	1,225,000	1,453,561
Ser. D, 5.00%, 11/1/28	Baa3	2,080,000	2,483,936
Ser. D, 5.00%, 11/1/27	Baa3	920,000	1,105,334
IL State Fin. Auth.
Mandatory Put Bonds (11/15/26), (OSF Hlth. Care
Syst. Oblig. Group), Ser. B-2, 5.00%, 5/15/50	A	1,000,000	1,219,910
Mandatory Put Bonds (9/1/22), (Field Museum
of Natural History), 0.598%, 11/1/34	A2	2,445,000	2,434,291
IL State Fin. Auth. Rev. Bonds, (Art Institute
of Chicago (The)), 5.00%, 3/1/30	Aa3	1,500,000	1,797,240
IL State Fin. Auth. Academic Fac. Rev. Bonds,
(U. of Illinois at Urbana-Champaign), Ser. A,
5.00%, 10/1/38	A1	700,000	845,278
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev.
Bonds, (U. of IL Chicago), 5.00%, 2/15/50	Baa3	500,000	546,835
Metro. Pier & Exposition Auth. Rev. Bonds,
(McCormick Place Expansion), Ser. B,
5.00%, 12/15/33	BBB	300,000	357,789

Strategic Intermediate Municipal Fund 21

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds, (McCormick), Ser. A, NATL,
zero %, 12/15/22	Baa2	$5,500,000	$5,395,830
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA	1,000,000	1,243,110
Sales Tax Securitization Corp. Rev. Bonds, Ser. C,
5.50%, 1/1/36	AA–	2,000,000	2,577,780
			33,431,995
Indiana (0.4%)
IN State Fin. Auth. Rev. Bonds, (BHI Sr. Living),
5.75%, 11/15/41	BBB/F	1,000,000	1,025,340
			1,025,340
Kansas (0.5%)
KS State Dev. Fin. Auth. Rev. Bonds, (Lifespace
Cmnty’s. Inc.), Ser. S, 5.00%, 5/15/30	BBB/F	1,455,000	1,458,681
			1,458,681
Kentucky (4.3%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st
Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	500,000	554,650
KY State Econ. Dev. Fin. Auth. Rev. Bonds, (Louisville
Arena Auth., Inc.), Ser. A, AGM, 4.00%, 12/1/41	AA	1,000,000	1,120,060
KY State Pub. Energy Auth. Gas Supply
Mandatory Put Bonds (6/1/25), Ser. C-1,
4.00%, 12/1/49	A1	3,150,000	3,598,592
Mandatory Put Bonds (1/1/25), Ser. B,
4.00%, 1/1/49	A1	2,800,000	3,152,576
Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds, (Norton Healthcare, Inc.), Ser. A,
5.00%, 10/1/30	A	2,750,000	3,339,628
			11,765,506
Louisiana (0.8%)
St. John The Baptist Parish Mandatory Put Bonds
(7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	Baa3	2,000,000	2,079,940
			2,079,940
Maryland (0.6%)
Gaithersburg, Econ. Dev. Rev. Bonds, (Asbury, Oblig.
Group), Ser. A, 5.00%, 1/1/36	BBB/F	300,000	332,832
MD State Hlth. & Higher Ed. Fac. Auth. Rev. Bonds,
(Stevenson U.)
5.00%, 6/1/33	BBB–	425,000	547,434
5.00%, 6/1/31	BBB–	350,000	454,447
4.00%, 6/1/34	BBB–	250,000	291,938
			1,626,651
Michigan (6.4%)
Detroit, G.O. Bonds, 5.50%, 4/1/34	Ba3	660,000	827,224
Detroit, Downtown Dev. Auth. Tax Alloc. Bonds,
Ser. A, AGM, 5.00%, 7/1/43	AA	3,000,000	3,415,320
Kentwood, Economic Dev. Rev. Bonds, (Holland
Home Oblig. Group), 5.00%, 11/15/37	BBB–/F	1,000,000	1,116,160
MI State Fin. Auth. Rev. Bonds
Ser. H-1, 5.00%, 10/1/39 (Prerefunded 10/1/24)	AA–	525,000	604,070
(Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/39	BB+	2,000,000	2,176,140

22 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Fin. Auth. Rev. Bonds
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	AA–	$140,000	$160,094
(Detroit), Ser. C-3, 5.00%, 4/1/28	Aa2	700,000	870,233
(Tobacco Settlement), Ser. A, Class 1,
4.00%, 6/1/34	A–	750,000	921,435
(Trinity Health Corp. Oblig. Group), Ser. A,
4.00%, 12/1/49 T	AA–	1,325,000	1,565,721
MI State Strategic Fund Ltd. Oblig. Rev. Bonds,
(Detroit Edison Co.), AMBAC, 7.00%, 5/1/21	Aa3	4,000,000	4,066,880
Pontiac City, G.O. Bonds, (Pontiac School Dist.),
Q-SBLF, 4.00%, 5/1/34	Aa1	1,370,000	1,678,579
			17,401,856
Mississippi (0.7%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy
Resources, Inc.), 2.50%, 4/1/22	BBB+	2,000,000	2,006,160
			2,006,160
Missouri (0.9%)
Kansas City, Indl. Dev. Auth. Arpt. Special Oblig. Rev.
Bonds, 4.00%, 3/1/34	A2	2,155,000	2,556,433
			2,556,433
Nebraska (1.4%)
Central Plains, Energy Mandatory Put Bonds
(1/1/24), (No. 4), 5.00%, 3/1/50	A2	2,500,000	2,812,375
Central Plains, Energy Rev. Bonds, (NE Gas No. 3),
5.00%, 9/1/32 (Prerefunded 9/1/22)	A2	1,000,000	1,068,120
			3,880,495
New Hampshire (1.4%)
National Fin. Auth. Rev. Bonds, (Caritas Acquisitions
VII, LLC), Ser. A, 3.75%, 8/15/30	BBB/P	1,050,000	1,070,171
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Catholic Med. Ctr.), 5.00%, 7/1/44	BBB+	500,000	574,995
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	2,000,000	2,329,860
			3,975,026
New Jersey (3.7%)
NJ State Econ. Dev. Auth. Rev. Bonds
Ser. AAA, 5.00%, 6/15/36	Baa1	350,000	416,983
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,695,010
4.00%, 6/15/37	Baa1	400,000	471,448
4.00%, 6/15/36	Baa1	400,000	473,120
4.00%, 6/15/35	Baa1	350,000	415,555
4.00%, 6/15/34	Baa1	350,000	416,808
NJ State Hlth. Care Fac. Fin. Auth. VRDN, (AHS Hosp.
Corp.), Ser. B, 0.04%, 7/1/36	VMIG 1	1,500,000	1,500,000
NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. A, 5.00%, 12/15/39	Baa1	275,000	344,143
Ser. A, 5.00%, 12/15/34	Baa1	680,000	844,791
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/28	A+	750,000	902,048
Ser. AA, 4.00%, 6/15/35	Baa1	500,000	596,310
			10,076,216

Strategic Intermediate Municipal Fund 23

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
New Mexico (0.4%)
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo
Retirement Res.), 5.00%, 5/15/42	BB+/F	$980,000	$999,639
			999,639
New York (5.7%)
Albany, Cap. Resource Corp. Rev. Bonds, (Empire
Commons Student Hsg., Inc.)
5.00%, 5/1/26	A	400,000	468,396
Ser. A, 5.00%, 5/1/25	A	645,000	738,112
5.00%, 5/1/24	A	575,000	640,671
5.00%, 5/1/23	A	795,000	859,737
Hudson Yards Infrastructure Corp. Rev. Bonds,
Ser. A, FHLMC Coll., U.S. Govt. Coll., 5.75%, 2/15/47
(Prerefunded 2/15/21)	Aa3	15,000	15,031
Metro. Trans. Auth. Rev. Bonds, Ser. C-1,
4.00%, 11/15/35	A3	1,300,000	1,456,702
Metro. Trans. Auth. Dedicated Tax Mandatory Put
Bonds (6/1/22), Ser. A-2A, 0.49%, 11/1/26	AA	1,820,000	1,818,417
NY City, Indl. Dev. Agcy. Rev. Bonds, (Yankee
Stadium, LLC), AGM
5.00%, 3/1/28	AA	500,000	639,065
4.00%, 3/1/32	AA	1,000,000	1,240,680
NY City, Transitional Fin. Auth. Rev. Bonds, (Future
Tax Secd. Rev.), 4.00%, 11/1/38	AAA	1,500,000	1,815,810
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds,
(JFK Intl. Arpt. Term. 4, LLC)
5.00%, 12/1/29	Baa1	500,000	643,390
5.00%, 12/1/28	Baa1	500,000	633,170
Saratoga Cnty., Cap. Resource Rev. Bonds,
(Skidmore College), Ser. 21A
5.00%, 7/1/31 ###	A1	700,000	901,250
5.00%, 7/1/30 ###	A1	510,000	661,312
5.00%, 7/1/29 ###	A1	460,000	587,944
5.00%, 7/1/28 ###	A1	490,000	616,925
5.00%, 7/1/27 ###	A1	450,000	555,525
5.00%, 7/1/26 ###	A1	675,000	814,543
5.00%, 7/1/25 ###	A1	425,000	498,291
			15,604,971
North Carolina (1.4%)
NC State Tpk. Auth. Rev. Bonds
(Monroe Expressway Syst.), 5.00%, 7/1/33 ###	Aa1	500,000	689,590
(Monroe Expressway Syst.), 5.00%, 7/1/32 ###	Aa1	1,000,000	1,386,780
5.00%, 2/1/24	BBB	1,500,000	1,706,775
			3,783,145
Ohio (3.2%)
Cuyahoga Cnty., Econ. Dev. Rev. Bonds
5.00%, 1/1/38	A	1,380,000	1,635,438
5.00%, 1/1/36	A	425,000	506,621
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(Friendship Village of Dublin Oblig. Group),
5.00%, 11/15/34	BBB+/F	700,000	778,351

24 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
Ohio cont.
Lucas Cnty., Hlth. Care Fac. Rev. Bonds, (Sunset
Retirement Cmntys.), 5.50%, 8/15/30	A–/F	$650,000	$663,442
OH State Higher Edl. Fac. Comm. Rev. Bonds, (John
Carroll U.)
5.00%, 10/1/30	A3	455,000	587,983
5.00%, 10/1/29	A3	810,000	1,029,802
5.00%, 10/1/28	A3	370,000	462,796
5.00%, 10/1/27	A3	350,000	430,234
5.00%, 10/1/26	A3	350,000	421,691
5.00%, 10/1/25	A3	220,000	258,524
OH State Hosp. Rev. Bonds, (Premier Hlth. Partners
Oblig. Group)
5.00%, 11/15/27	Baa1	240,000	292,956
5.00%, 11/15/26	Baa1	285,000	342,390
5.00%, 11/15/24	Baa1	135,000	154,269
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH Med.
Ctr.), 5.00%, 2/15/33	A3	500,000	579,360
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein
Homes Oblig. Group), Ser. A, 5.75%, 7/1/33	A	500,000	545,600
			8,689,457
Oregon (0.1%)
Keizer, Special Assmt. Bonds, (Keizer Station), Ser. A,
5.20%, 6/1/31	Aa3	255,000	255,977
			255,977
Pennsylvania (5.7%)
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia
U.), 5.00%, 5/1/29	Baa3	300,000	325,194
Geisinger, Auth. Hlth. Syst. Mandatory Put Bonds
(2/15/27), (Geisinger Hlth. Syst.), 5.00%, 4/1/43	AA–	750,000	934,590
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds,
(Scranton U.), 4.00%, 11/1/40	A–	500,000	557,635
PA Rev. Bonds, (City of Philadelphia, Wtr.
& Wastewater)
4.00%, 1/1/32	Baa2	540,000	652,126
4.00%, 1/1/31	Baa2	165,000	198,130
4.00%, 1/1/30	Baa2	115,000	136,825
4.00%, 1/1/29	Baa2	725,000	858,842
PA State Tpk. Comm. Rev. Bonds
Ser. B-1, 5.00%, 6/1/42	A3	675,000	811,998
Ser. 2nd, 5.00%, 12/1/35	A3	1,000,000	1,238,470
Ser. A, 4.00%, 12/1/45	A	500,000	589,205
Pittsburgh Wtr. & Swr. Auth. Mandatory Put Bonds
(12/1/23), Ser. C, AGM, 0.69%, 9/1/40	AA	1,875,000	1,879,838
Scranton, School Dist. G.O. Bonds, Ser. 14-R,
0.948%, 4/1/31	A2	5,970,000	6,001,402
Westmoreland Cnty. Indl. Dev. Auth. Hlth. Syst. Rev.
Bonds, (Excela Hlth. Oblig. Group), Ser. A
5.00%, 7/1/28	Baa1	275,000	338,924
5.00%, 7/1/27	Baa1	375,000	454,238
4.00%, 7/1/26	Baa1	300,000	340,632
4.00%, 7/1/24	Baa1	200,000	218,290
			15,536,339

Strategic Intermediate Municipal Fund 25

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
Rhode Island (0.8%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan
Oblig. Group-Hosp. Fin.)
5.00%, 5/15/33	BBB+	$365,000	$417,863
5.00%, 5/15/26	BBB+	580,000	687,352
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	1,000,000	1,099,260
			2,204,475
South Carolina (5.0%)
Myrtle Beach, Tax Allocation Bonds, (Myrtle Beach
Air Force Base Redev.), 5.00%, 10/1/28	A2	575,000	701,673
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A2	1,000,000	1,148,310
Ser. A, 5.00%, 12/1/55	A2	545,000	635,296
(Santee Cooper), Ser. B, 5.00%, 12/1/38	A2	595,000	666,305
(Oblig.), Ser. B, 5.00%, 12/1/37	A2	500,000	617,490
Ser. A, 5.00%, 12/1/36	A2	1,500,000	1,826,250
SC Trans. Infrastructure Bank Mandatory Put Bonds
(10/1/21), Ser. 03B, 0.546%, 10/1/31	Aa3	7,980,000	7,986,863
			13,582,187
Tennessee (0.4%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Rev. Bonds,
(CommonSpirit Health Oblig. Group)
Ser. A-1, 4.00%, 8/1/37 T	Baa1	150,000	176,120
Ser. A-1, 4.00%, 8/1/38 T	Baa1	150,000	175,825
Ser. A-2, 5.00%, 8/1/44 T	Baa1	150,000	181,682
Ser. A-1, 4.00%, 8/1/44 T	Baa1	275,000	318,664
Ser. A-2, 5.00%, 8/1/49 T	Baa1	250,000	302,487
			1,154,778
Texas (3.7%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift
Ed.), Ser. A, PSFG, 4.00%, 12/1/32	AAA	375,000	444,255
Austin-Bergstrom Landhost Enterprises,
Inc. Rev. Bonds
5.00%, 10/1/36	A3	600,000	658,152
5.00%, 10/1/33	A3	400,000	442,116
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (IDEA Pub.
Schools), Ser. B, 5.00%, 8/15/27	A–	350,000	420,770
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds, (YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/38	Baa2	500,000	517,075
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(CHF-Collegiate Hsg. Stephenville III, LLC), 5.00%,
4/1/47 (Prerefunded 4/1/25)	AAA/P	365,000	431,937
(TX Woman’s U. CHF-Collegiate Hsg. Dining),
Ser. B-1, AGM, 5.00%, 7/1/38	AA	860,000	1,017,397
(Tarleton State U. Collegiate Student Hsg.), Ser. A,
5.00%, 4/1/35 (Prerefunded 4/1/25)	AAA/P	800,000	946,712
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/29
(Prerefunded 4/1/24)	AAA/P	1,225,000	1,380,489
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds,
(Gas Supply), 5.50%, 8/1/25	A2	1,000,000	1,212,180

26 Strategic Intermediate Municipal Fund

MUNICIPAL BONDS AND NOTES (96.8%)* cont.	Rating**	Principal amount	Value
Texas cont.
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.),
5.00%, 11/15/37	A/F	$1,250,000	$1,467,100
TX State Muni. Gas Acquisition & Supply Corp. III Rev.
Bonds, 5.00%, 12/15/28 (Prerefunded 2/25/21)	A3	1,000,000	1,098,730
			10,036,913
Utah (1.0%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.),
Ser. A, 0.01%, 5/15/37	VMIG 1	2,000,000	2,000,000
UT State Charter School Fin. Auth. Rev. Bonds,
(UT Charter Academies, Inc.), 5.00%, 10/15/30	AA	575,000	701,690
			2,701,690
Virginia (0.9%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/42	BBB+/F	350,000	389,977
VA State Small Bus. Fin. Auth. Rev. Bonds, (National
Sr. Campuses, Inc. Oblig. Group)
5.00%, 1/1/29	A/F	590,000	746,267
5.00%, 1/1/28	A/F	700,000	883,701
5.00%, 1/1/27	A/F	320,000	394,301
			2,414,246
Washington (4.0%)
King Cnty., Public Hosp. Dist. No. 1 G.O. Bonds,
(Valley Med. Ctr.), 5.00%, 12/1/37	A2	1,500,000	1,844,265
WA State Hlth. Care Fac. Auth.
Mandatory Put Bonds (7/1/22), (Fred Hutchinson
Cancer Research Ctr.), Ser. B, 1.182%, 1/1/42	A+	1,100,000	1,105,665
Mandatory Put Bonds (7/3/23), (Fred Hutchinson
Cancer Research Ctr.), 1.09%, 1/1/42	A+	8,000,000	8,074,240
			11,024,170
Wisconsin (1.5%)
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds,
(Beyond Boone, LLC-Appalachian State U.),
Ser. A, AGM
5.00%, 7/1/54	AA	1,475,000	1,767,271
5.00%, 7/1/44	AA	1,000,000	1,210,520
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Three
Pillars Sr. Living), 5.00%, 8/15/33	A/F	1,000,000	1,072,182
			4,049,973
Total municipal bonds and notes (cost $249,558,075)			$264,153,883

	Principal amount/
SHORT-TERM INVESTMENTS (8.3%)*		shares	Value
Putnam Short Term Investment Fund Class P 0.13% L	Shares	22,301,934	$22,301,934
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.03% P	Shares	110,000	110,000
U.S. Treasury Bills 0.074%, 2/16/21 ∆		$300,000	299,994
Total short-term investments (cost $22,711,925)			$22,711,928

TOTAL INVESTMENTS
Total investments (cost $272,270,000)			$286,865,811

Strategic Intermediate Municipal Fund 27

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2020 through January 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $272,863,161.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $212,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

### When-issued security.

At the close of the reporting period, the fund maintained liquid assets totaling $29,336,088 to cover certain derivative contracts, tender option bonds and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.04%, 0.12% and 0.20%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	25.8%
Education	10.4

28 Strategic Intermediate Municipal Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/21 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$8,000,000	$18,736	$—	3/11/21	—	0.33% minus	$18,736
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
Citibank, N.A.
5,000,000	99,110	—	3/4/21	—	1.56% minus	(99,110)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
5,000,000	306,150	—	3/1/21	—	1.76% minus	(306,150)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
1,275,000	2,045	—	3/17/21	—	0.81% minus	2,045
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
10,000,000	79,380	—	3/4/21	—	0.86% minus	79,380
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
10,000,000	220,400	—	3/3/21	—	1.00% minus	220,400
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
10,000,000	262,450	—	3/1/21	—	1.04% minus	262,450
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
Morgan Stanley & Co. International PLC
500,000	5,365	—	4/14/21	—	0.93% minus	(5,365)
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity

Strategic Intermediate Municipal Fund 29

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
$1,000,000	$10,730	$—	4/14/21	—	0.93% minus	$(10,730)
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
1,110,000	11,228	—	4/20/21	—	0.93% minus	(11,228)
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
5,000,000	314,115	—	3/3/21	—	1.77% minus	(314,114)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
10,000,000	31,210	—	4/7/21	—	0.37% minus	31,210
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
2,220,000	8,953	—	4/20/21	—	0.40% minus	8,953
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
2,000,000	8,608	—	4/14/21	—	0.40% minus	8,608
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
1,000,000	4,304	—	4/14/21	—	0.40% minus	4,304
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
740,000	14,108	—	4/20/21	—	1.60% minus	14,108
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		650,194
Upfront premium (paid)		—		Unrealized (depreciation)		(746,697)
Total		$—		Total		$(96,503)

30 Strategic Intermediate Municipal Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$264,153,883	$—
Short-term investments	110,000	22,601,928	—
Totals by level	$110,000	$286,755,811	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$(96,503)	$—
Totals by level	$—	$(96,503)	$—

The accompanying notes are an integral part of these financial statements.

Strategic Intermediate Municipal Fund 31

Statement of assets and liabilities 1/31/21 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $249,968,066)	$264,563,877
Affiliated issuers (identified cost $22,301,934) (Notes 1 and 5)	22,301,934
Interest and other receivables	1,807,178
Receivable for shares of the fund sold	257,144
Receivable for investments sold	2,427,915
Receivable for sales of delayed delivery securities (Note 1)	2,808,916
Unrealized appreciation on OTC swap contracts (Note 1)	650,194
Prepaid assets	41,660
Total assets	294,858,818

LIABILITIES
Payable for purchases of delayed delivery securities (Note 1)	15,540,139
Payable for shares of the fund repurchased	121,094
Payable for compensation of Manager (Note 2)	102,130
Payable for custodian fees (Note 2)	8,181
Payable for investor servicing fees (Note 2)	27,392
Payable for Trustee compensation and expenses (Note 2)	119,048
Payable for administrative services (Note 2)	3,026
Payable for distribution fees (Note 2)	56,641
Distributions payable to shareholders	45,255
Payable for floating rate notes issued (Note 1)	5,041,732
Unrealized depreciation on OTC swap contracts (Note 1)	746,697
Collateral on certain derivative contracts, at value (Notes 1 and 8)	110,000
Other accrued expenses	74,322
Total liabilities	21,995,657

Net assets	$272,863,161

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$256,834,514
Total distributable earnings (Note 1)	16,028,647
Total — Representing net assets applicable to capital shares outstanding	$272,863,161

(Continued on next page)

32 Strategic Intermediate Municipal Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($206,097,845 divided by 13,521,415 shares)	$15.24
Offering price per class A share (100/96.00 of $15.24)*	$15.88
Net asset value and offering price per class B share ($469,028 divided by 30,732 shares)**	$15.26
Net asset value and offering price per class C share ($14,848,090 divided by 970,985 shares)**	$15.29
Net asset value, offering price and redemption price per class R6 share
($663,264 divided by 43,467 shares)	$15.26
Net asset value, offering price and redemption price per class Y share
($50,784,934 divided by 3,328,430 shares)	$15.26

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Strategic Intermediate Municipal Fund 33

Statement of operations Six months ended 1/31/21 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $21,510 from investments in affiliated issuers) (Note 5)	$3,532,852
Total investment income	3,532,852

EXPENSES
Compensation of Manager (Note 2)	583,173
Investor servicing fees (Note 2)	83,105
Custodian fees (Note 2)	8,566
Trustee compensation and expenses (Note 2)	6,145
Distribution fees (Note 2)	342,724
Administrative services (Note 2)	4,488
Interest and fees expense (Note 2)	24,786
Other	198,720
Total expenses	1,251,707
Expense reduction (Note 2)	(30,862)
Net expenses	1,220,845

Net investment income	2,312,007

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	7,945,956
Futures contracts (Note 1)	36,049
Swap contracts (Note 1)	239,898
Total net realized gain	8,221,903
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(2,629,392)
Swap contracts	(226,194)
Total change in net unrealized depreciation	(2,855,586)

Net gain on investments	5,366,317

Net increase in net assets resulting from operations	$7,678,324

The accompanying notes are an integral part of these financial statements.

34 Strategic Intermediate Municipal Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/21*	Year ended 7/31/20
Operations
Net investment income	$2,312,007	$6,923,015
Net realized gain on investments	8,221,903	2,293,677
Change in net unrealized appreciation (depreciation)
of investments	(2,855,586)	2,057,701
Net increase in net assets resulting from operations	7,678,324	11,274,393
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(226,240)	(60,577)
Class B	(490)	(245)
Class C	(15,969)	(4,710)
Class R6	(655)	(109)
Class Y	(53,384)	(12,157)
From tax-exempt net investment income
Class A	(1,762,735)	(5,439,930)
Class B	(3,058)	(15,266)
Class C	(69,925)	(288,435)
Class M	—	(8,164)
Class R6	(5,503)	(10,336)
Class Y	(438,366)	(1,173,966)
Net realized short-term gain on investments
Class A	(1,342,626)	(1,664,142)
Class B	(2,910)	(6,744)
Class C	(94,769)	(129,412)
Class R6	(3,889)	(2,985)
Class Y	(316,807)	(333,613)
From net realized long-term gain on investments
Class A	(3,763,931)	(3,337,313)
Class B	(8,159)	(13,524)
Class C	(265,676)	(259,487)
Class R6	(10,902)	(5,984)
Class Y	(888,139)	(670,112)
Decrease from capital share transactions (Note 4)	(5,479,615)	(29,185,992)
Total decrease in net assets	(7,075,424)	(31,348,810)

NET ASSETS
Beginning of period	279,938,585	311,287,395
End of period	$272,863,161	$279,938,585

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Strategic Intermediate Municipal Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	investment income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
January 31, 2021**	$15.33	.13	.30	.43	(.14)	(.38)	(.52)	$15.24	2.87*	$206,098	.46d,f *	.85*	50*
July 31, 2020	15.38	.36	.27	.63	(.36)	(.32)	(.68)	15.33	4.23	218,232	.87[d,e]	2.36	42
July 31, 2019	14.93	.41	.61	1.02	(.41)	(.16)	(.57)	15.38	7.03	242,379.81		2.74	38
July 31, 2018	15.16	.44	(.23)	.21	(.44)	—	(.44)	14.93	1.43	256,172.79		2.91	32
July 31, 2017	15.71	.48	(.56)	(.08)	(.47)	—	(.47)	15.16	(.43)	310,029.79		3.14	31
July 31, 2016	15.28	.53	.43	.96	(.53)	—	(.53)	15.71	6.39	358,847	.80[c]	3.41[c]	11
Class B
January 31, 2021**	$15.35	.08	.31	.39	(.10)	(.38)	(.48)	$15.26	2.56*	$469	.76d,f *	.56*	50*
July 31, 2020	15.40	.26	.28	.54	(.27)	(.32)	(.59)	15.35	3.58	741	1.49[d,e]	1.75	42
July 31, 2019	14.95	.32	.61	.93	(.32)	(.16)	(.48)	15.40	6.36	1,025	1.43	2.13	38
July 31, 2018	15.17	.35	(.22)	.13	(.35)	—	(.35)	14.95	.85	1,345	1.41	2.29	32
July 31, 2017	15.73	.38	(.56)	(.18)	(.38)	—	(.38)	15.17	(1.11)	2,099	1.41	2.52	31
July 31, 2016	15.30	.43	.43	.86	(.43)	—	(.43)	15.73	5.73	2,874	1.42[c]	2.79[c]	11
Class C
January 31, 2021**	$15.38	.07	.31	.38	(.09)	(.38)	(.47)	$15.29	2.48*	$14,848	.84d,f *	.47*	50*
July 31, 2020	15.43	.24	.27	.51	(.24)	(.32)	(.56)	15.38	3.42	15,888	1.64[d,e]	1.59	42
July 31, 2019	14.97	.30	.62	.92	(.30)	(.16)	(.46)	15.43	6.26	19,827	1.58	1.98	38
July 31, 2018	15.20	.33	(.23)	.10	(.33)	—	(.33)	14.97	.64	23,682	1.56	2.14	32
July 31, 2017	15.76	.36	(.56)	(.20)	(.36)	—	(.36)	15.20	(1.25)	30,961	1.56	2.37	31
July 31, 2016	15.33	.41	.43	.84	(.41)	—	(.41)	15.76	5.56	33,064	1.57[c]	2.63[c]	11
Class R6
January 31, 2021**	$15.35	.15	.30	.45	(.16)	(.38)	(.54)	$15.26	3.00*	$663	.33d,f *	.97*	50*
July 31, 2020	15.40	.39	.28	.67	(.40)	(.32)	(.72)	15.35	4.47	410	.63[d,e]	2.60	42
July 31, 2019	14.94	.45	.62	1.07	(.45)	(.16)	(.61)	15.40	7.35	306.57		2.97	38
July 31, 2018 †	14.87	.09	.07	.16	(.09)	—	(.09)	14.94	1.08*	10	.11*	.60*	32
Class Y
January 31, 2021**	$15.35	.15	.30	.45	(.16)	(.38)	(.54)	$15.26	3.00*	$50,785	.33d,f *	.97*	50*
July 31, 2020	15.40	.39	.28	.67	(.40)	(.32)	(.72)	15.35	4.47	44,668	.64[d,e]	2.59	42
July 31, 2019	14.94	.44	.62	1.06	(.44)	(.16)	(.60)	15.40	7.34	46,574.58		2.98	38
July 31, 2018	15.17	.48	(.23)	.25	(.48)	—	(.48)	14.94	1.66	52,804.56		3.14	32
July 31, 2017	15.73	.51	(.56)	(.05)	(.51)	—	(.51)	15.17	(.26)	47,696.56		3.36	31
July 31, 2016	15.30	.56	.43	.99	(.56)	—	(.56)	15.73	6.63	52,668	.57[c]	3.61[c]	11

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Strategic Intermediate Municipal Fund	Strategic Intermediate Municipal Fund 37

Financial highlights cont.

Before August 28, 2020, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current strategy from that shown for periods before this date.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to July 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

d Includes interest and fee expense associated with borrowings which amounted to (for each class):

Percentage of average net assets
January 31, 2021	0.01%
July 31, 2020	0.02

e Includes one-time proxy costs of 0.05%.

f Includes one-time proxy costs of 0.03%.

The accompanying notes are an integral part of these financial statements.

38 Strategic Intermediate Municipal Fund

Notes to financial statements 1/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2020 through January 31, 2021.

Putnam Strategic Intermediate Municipal Fund (prior to August 28, 2020 the fund was known as Putnam AMT-Free Municipal Fund) (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)). The fund normally maintains an average dollar-weighted maturity between three and ten years. The fund may invest broadly in municipal bonds of any duration (a measure of the sensitivity of a bond’s price to interest rate changes), maturity and credit quality although the bonds the fund invests in are mainly investment-grade in quality. The fund may also invest in investments that are below-investment-grade (sometimes referred to as “junk bonds”), which may be considered speculative. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in tax-exempt investments. Investments paying interest subject to the federal AMT for individuals are considered tax-exempt investments for purposes of this policy. This investment policy cannot be changed without the approval of the fund’s shareholders. The fund may invest up to 20% of its net assets in securities the income on which is subject to federal income tax and may invest without limit in investments the income on which is subject to the AMT. The fund may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Prior to August 28, 2020 the goal of the fund was to seek high current income exempt from federal income tax. The fund invested mainly in bonds that paid interest that was exempt from federal income tax, were investment-grade in quality, and had intermediate- to long-term maturities (i.e., three years or longer). The fund did not intend to invest in securities the interest on which was subject to the alternative minimum tax (AMT). Under normal circumstances, the fund invested at least 80% of the fund’s net assets in tax-exempt investments. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from federal income tax. This investment policy was changed with the approval of the fund’s shareholders. Putnam Management considered, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Effective March 1, 2021, class C shares will generally convert to class A shares after approximately eight years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these

Strategic Intermediate Municipal Fund 39

contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

40 Strategic Intermediate Municipal Fund

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk, and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Strategic Intermediate Municipal Fund 41

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $274,254 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $212,000 and may include amounts related to unsettled agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $9,548,965 were held by the TOB trust and served as collateral for $5,041,732 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $3,524 for these investments based on an average interest rate of 0.14%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

42 Strategic Intermediate Municipal Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $272,932,546, resulting in gross unrealized appreciation and depreciation of $19,798,910 and $5,962,148, respectively, or net unrealized appreciation of $13,836,762.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.214% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Strategic Intermediate Municipal Fund 43

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$64,250	Class R6	143
Class B	169	Class Y	13,931
Class C	4,612	Total	$83,105

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $30,862 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $185, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$264,438
Class B	1.00%	0.85%	2,356
Class C	1.00%	1.00%	75,930
Total			$342,724

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,195 from the sale of class A shares and received $210 and $4 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

44 Strategic Intermediate Municipal Fund

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$126,808,411	$148,661,118
U.S. government securities (Long-term)	—	—
Total	$126,808,411	$148,661,118

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	455,950	$6,981,546	1,415,098	$21,536,207
Shares issued in connection with
reinvestment of distributions	408,308	6,183,592	594,655	9,036,787
	864,258	13,165,138	2,009,753	30,572,994
Shares repurchased	(1,576,150)	(24,099,630)	(3,534,814)	(53,492,227)
Net decrease	(711,892)	$(10,934,492)	(1,525,061)	$(22,919,233)

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	1,497	$22,655	947	$13,867
Shares issued in connection with
reinvestment of distributions	757	11,477	2,062	31,387
	2,254	34,132	3,009	45,254
Shares repurchased	(19,788)	(303,013)	(21,266)	(324,706)
Net decrease	(17,534)	$(268,881)	(18,257)	$(279,452)

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	15,159	$232,260	54,714	$841,363
Shares issued in connection with
reinvestment of distributions	27,884	423,341	39,891	607,972
	43,043	655,601	94,605	1,449,335
Shares repurchased	(105,021)	(1,613,924)	(346,642)	(5,255,836)
Net decrease	(61,978)	$(958,323)	(252,037)	$(3,806,501)

Strategic Intermediate Municipal Fund 45

			YEAR ENDED 7/31/20*
Class M			Shares	Amount
Shares sold			388	$6,039
Shares issued in connection with reinvestment of distributions			406	6,319
			794	12,358
Shares repurchased			(77,027)	(1,193,859)
Net decrease			(76,233)	$(1,181,501)

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	18,037	$277,280	14,623	$223,982
Shares issued in connection with
reinvestment of distributions	1,378	20,896	1,279	19,414
	19,415	298,176	15,902	243,396
Shares repurchased	(2,637)	(40,338)	(9,106)	(139,161)
Net increase	16,778	$257,838	6,796	$104,235

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	741,608	$11,397,483	1,488,045	$22,917,634
Shares issued in connection with
reinvestment of distributions	96,463	1,462,728	119,516	1,818,212
	838,071	12,860,211	1,607,561	24,735,846
Shares repurchased	(420,065)	(6,435,968)	(1,722,263)	(25,839,386)
Net increase (decrease)	418,006	$6,424,243	(114,702)	$(1,103,540)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, Putnam Investments, LLC owned 765 class R6 shares of the fund (1.76% of class R6 shares outstanding), valued at $11,674.

46 Strategic Intermediate Municipal Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/20	cost	proceeds	income	of 1/31/21
Short-term investments
Putnam Short Term
Investment Fund*	12,630,751	140,184,193	130,513,010	21,510	22,301,934
Total Short-term
investments	$12,630,751	$140,184,193	$130,513,010	$21,510	$22,301,934

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	7
OTC total return swap contracts (notional)	$54,000,000

Strategic Intermediate Municipal Fund 47

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$650,194	Payables	$746,697
Total		$650,194		$746,697

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$36,049	$239,898	$275,947
Total	$36,049	$239,898	$275,947

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$(226,194)	$(226,194)
Total	$(226,194)	$(226,194)

48 Strategic Intermediate Municipal Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Citibank, N.A.	Morgan Stanley & Co. International PLC	Total
Assets:
OTC Total return swap contracts*#	$18,736	$564,275	$67,183	$650,194
Total Assets	$18,736	$564,275	$67,183	$650,194
Liabilities:
OTC Total return swap contracts*#	—	405,260	341,437	746,697
Total Liabilities	$—	$405,260	$341,437	$746,697
Total Financial and Derivative	$18,736	$159,015	$(274,254)	$(96,503)
Net Assets
Total collateral received	$—	$110,000	$(212,000)
(pledged)†##
Net amount	$18,736	$49,015	$(62,254)
Controlled collateral received
(including TBA commitments)**	$—	$110,000	$—	$110,000
Uncontrolled collateral received	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$(212,000)	$(212,000)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Strategic Intermediate Municipal Fund 49

Shareholder meeting results (Unaudited)

August 19, 2020 special meeting

Approving changes to your fund’s fundamental investment policies regarding investments in tax-exempt investments subject to the federal alternative minimum tax.

Votes for	Votes against	Abstentions
8,325,813	640,680	610,458

All tabulations are rounded to the nearest whole number.

50 Strategic Intermediate Municipal Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Global Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Equity Income Fund
International Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

Strategic Intermediate Municipal Fund 51

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2060 Fund
Putnam Retirement Advantage 2055 Fund
Putnam PanAgora**	Putnam Retirement Advantage 2050 Fund
Putnam PanAgora Managed Futures Strategy	Putnam Retirement Advantage 2045 Fund
Putnam PanAgora Market Neutral Fund	Putnam Retirement Advantage 2040 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2035 Fund
Putnam Retirement Advantage 2030 Fund
Asset Allocation	Putnam Retirement Advantage 2025 Fund
Dynamic Risk Allocation Fund
George Putnam Balanced Fund	RetirementReady® Maturity Fund
RetirementReady® 2060 Fund
Dynamic Asset Allocation Balanced Fund	RetirementReady® 2055 Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® 2050 Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52 Strategic Intermediate Municipal Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, sustainable, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Strategic Intermediate Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not Applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 30, 2021